UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08797

Name of Fund: BlackRock International Fund of BlackRock Series, Inc.

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock International Fund of

BlackRock Series, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2020

Date of reporting period: 05/31/2020

Item 1 – Report to Stockholders

MAY 31, 2020

2020 Annual Report

BlackRock Funds II

•	BlackRock Global Dividend Portfolio

BlackRock Series, Inc.

•	BlackRock International Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the long-term impact of the pandemic on the global economy.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were muted due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption is certain to hurt worldwide economic growth, the global expansion is likely to continue once the impact of the outbreak subsides. We are encouraged by the strong coordinated monetary and fiscal response that is underway, both in the United States and abroad. However, there remains a risk that policy fatigue and recent improvements in economic indicators could lead lawmakers to retreat from needed stimulus measures too soon.

Overall, we favor a neutral stance toward risk, given the uncertainty surrounding the path to recovery. Among equities, we see an advantage in U.S. stocks compared to other developed markets, given the diversity of the U.S. economy and the impressive scope of monetary and fiscal stimulus. In bonds, the swift action taken by the world’s central banks means there are attractive opportunities in credit, and we expect credit spreads to narrow as markets stabilize. Both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	(2.10)%	12.84%
U.S. small cap equities (Russell 2000® Index)	(13.53)	(3.44)
International equities (MSCI Europe, Australasia, Far East Index)	(11.48)	(2.81)
Emerging market equities (MSCI Emerging Markets Index)	(9.69)	(4.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.73	1.84
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	11.55	15.87
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.40	9.42
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.52	3.87
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.84)	1.31
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of May 31, 2020	BlackRock Global Dividend Portfolio

Investment Objective

BlackRock Global Dividend Portfolio’s (the “Fund”) investment objective is to seek to provide a level of current income that exceeds the average yield on global stocks generally. Additionally, the Fund seeks to provide long-term capital appreciation.

On November 13, 2019, the Board of Trustees of BlackRock Funds II approved a change in the fiscal year-end of the Fund, effective as of May 31, 2020, from July 31 to May 31.

Portfolio Management Commentary

How did the Fund perform?

For the abbreviated annual reporting period from August 1, 2019 to May 31, 2020, the Fund’s Institutional, Investor A, Investor C and Class K Shares returned (3.40)%, (3.54)%, (4.10)% and (3.36)%, respectively, underperforming its benchmark, the MSCI All Country World Index (“ACWI”), which returned (1.34)%.

What factors influenced performance?

The largest detractor from relative performance during the period was the Fund’s underweight exposure to, and stock selection within, the information technology (“IT”) sector. IT was the best-performing sector in the market during the period. Stock selection within the consumer discretionary and communication services sectors also weighed on Fund performance. Among individual stocks, an overweight exposure to Darden Restaurants, Inc. detracted the most from the Fund’s performance, with Darden facing the consequences of substantial restaurant closures as a result of the coronavirus pandemic. Lack of exposure to Apple Inc. and underweight exposure to Microsoft Corp. also hurt relative returns.

Conversely, the largest contributor to relative performance was the Fund’s lack of exposure to the energy sector. Security selection within industrial and overweight exposure to health care also contributed to relative performance. Among individual stocks, health care companies AbbVie, Inc., Novo Nordisk A/S, and Johnson & Johnson were the largest contributors. These high-quality companies were resilient in a challenging market environment, and AbbVie in particular reported strong results as several of its treatments, including Humira, performed better than expected.

Describe recent portfolio activity.

The Fund’s investment adviser was active in changing the portfolio due to the impact of the coronavirus pandemic during the second half of the period. The largest change in portfolio positioning was a reduction in its financials exposure, specifically through the sale of the Fund’s positions in Swedish bank Svenska Handelsbanken AB and Wells Fargo & Co. The Fund also reduced its positions in materials by lowering its target allocation to International Paper Co.

The Fund added capital to the consumer staples sector by initiating a new position in household products company Reckitt Benckiser Group PLC as well as increasing position sizes across the beverages, food, household products, and personal products industries. The Fund also increased its exposure to communication services by initiating a new position in Sweden’s Tele2 AB.

Describe portfolio positioning at period end.

Relative to the benchmark, the Fund’s largest overweight sector exposures were to consumer staples and health care, while the largest underweight exposures were in IT and financials. The Fund held no investments in real estate, utilities, or energy. Regionally, a majority of the portfolio was listed in North America and Europe, with large overweight exposures to the United Kingdom, Switzerland and Canada. The largest underweight exposures were to Japan, China and the United States, despite nearly 45% of the portfolio being listed in the latter market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of May 31, 2020 (continued)	BlackRock Global Dividend Portfolio

TOTAL RETURN BASED ON $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the U.S. (unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30% of its assets outside of the U.S.). The Fund’s total returns prior to November 1, 2010 are the returns of the Fund when it followed different investment strategies under the name BlackRock Income Builder Portfolio.

(c)

A free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 49 country indexes comprising 23 developed and 26 emerging market country indexes.

Performance Summary for the Period Ended May 31, 2020

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(7.80)%	1.41%	N/A	4.23%	N/A	7.65%	N/A
Investor A	(7.89)	1.22	(4.10)%	3.96	2.84%	7.37	6.79%
Investor C	(8.22)	0.47	(0.47)	3.19	3.19	6.57	6.57
Class K	(7.77)	1.45	N/A	4.29	N/A	7.69	N/A
MSCI ACWI	(5.96)	5.43	N/A	5.29	N/A	8.47	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances the Fund will invest at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the U.S. (unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30% of its assets outside of the U.S.). The Fund’s total returns prior to November 1, 2010 are the returns of the Fund when it followed different investment strategies under the name BlackRock Income Builder Portfolio.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (12/01/19)	Ending Account Value (05/31/20)	Expenses Paid During the Period	(b)	Beginning Account Value (12/01/19)	Ending Account Value (05/31/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 922.00	$ 3.56		$ 1,000.00	$ 1,021.30	$ 3.74		0.74%
Investor A	1,000.00	921.10	4.80		1,000.00	1,020.00	5.05		1.00
Investor C	1,000.00	917.80	8.38		1,000.00	1,016.26	8.81		1.75
Class K	1,000.00	922.30	3.28		1,000.00	1,021.59	3.45		0.68

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent six-months divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six-month period shown).

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of May 31, 2020 (continued)	BlackRock Global Dividend Portfolio

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Unilever PLC	4%
TELUS Corp.	4
Coca-Cola Co.	3
Novartis AG, Registered Shares	3
Lockheed Martin Corp.	3
British American Tobacco PLC	3
Philip Morris International, Inc.	3
Medtronic PLC	3
Sanofi	3
Paychex, Inc.	3

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
United States	50%
United Kingdom	16
Switzerland	8
Canada	6
Netherlands	4
France	4
Australia	3
Singapore	2
Finland	2
Denmark	2
Germany	1
Sweden	1
Taiwan	1

(a)	Excludes short-term securities.

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of May 31, 2020	BlackRock International Fund

Investment Objective

BlackRock International Fund’s (the “Fund”) investment objective is to seek long-term capital growth through investments primarily in a diversified portfolio of equity securities of companies located outside the United States.

On November 13, 2019, the Board of Trustees of BlackRock Series. Inc. approved a change in the fiscal year-end of the Fund, effective as of May 31, 2020, from October 31 to May 31.

Portfolio Management Commentary

How did the Fund perform?

For the abbreviated annual reporting period from November 1, 2019 to May 31, 2020, the Fund’s Institutional, Investor A, Investor C, Class K and Class R Shares returned (4.53)%, (4.70)%, (5.12)%, (4.54)% and (4.85)%, respectively, outperforming its benchmark, the MSCI All Country World Index ex-USA, which returned (10.38)%.

What factors influenced performance?

During the period, the Fund’s stock selection in nine of 11 equity market sectors contributed to performance, with selection in information technology (“IT”) the principal contributor. Stock selection within industrials and a lack of exposure to the energy sector also added to relative returns. The Fund’s holdings in U.S. online payments company PayPal Holdings, Inc., Singapore-based gaming and e-commerce firm Sea Ltd. and French video gaming company Ubisoft Entertainment SA were the largest individual contributors. PayPal and Sea Ltd. posted gains based on strong earnings results, while shares of Ubisoft performed well as gaming companies benefited from social distancing policies to combat the coronavirus.

Conversely, stock selection within the financials sector was the largest detractor from relative performance. A lack of exposure to utilities also detracted. Holdings in Indusind Bank Ltd. (India), U.S.-based ON Semiconductor Corp. and Luxembourg-domiciled satellite company SES SA were the largest individual detractors. Shares of Indusind Bank declined as financials were the second-worst performing sector in the first quarter, and emerging market banks in particular were not immune to the sell-off. Shares of ON Semiconductor were hurt when the company’s earnings forecast was revised downward, while shares of SES tumbled as the U.S. Federal Communications Commission rejected a proposal that would have allowed satellite operators to sell wireless spectrum directly to mobile operators and share the proceeds with the U.S. government.

Describe recent portfolio activity.

The largest change to the Fund’s active positioning during the period was an increase in its consumer staples exposure, from a significant underweight to a modest overweight. The change was mainly driven by the Fund’s purchases of British-Dutch consumer goods company Unilever NV, Dutch brewer Heineken NV and U.S.-based multinational food company Mondelez International, Inc. The Fund’s industrials exposure, especially within machinery and electrical equipment companies, also was increased. In contrast, consumer discretionary exposure was significantly reduced through sales of Alibaba Group Holding Ltd. and Tiffany & Co. Finally, the Fund’s significant underweight to financials was further increased by sales of emerging market banks in order to reduce portfolio risk.

Describe portfolio positioning at period end.

The portfolio’s largest sector overweight positions at period end were to industrials, communication services and IT, while the largest underweights were in financials, energy and health care. On a regional basis, the Fund’s largest overweights were the United States and Europe ex-U.K., especially the Netherlands. The largest regional underweights were Australia, China and Switzerland.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of May 31, 2020 (continued)	BlackRock International Fund

TOTAL RETURN BASED ON $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)	The Fund invests primarily in stocks of companies located outside the United States.
(c)	A free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

Performance Summary for the Period Ended May 31, 2020

		Average Annual Total Returns(a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(6.20)%	5.08%	N/A	2.09%	N/A	5.94%	N/A
Investor A	(6.34)	4.80	(0.70)%	1.77	0.67%	5.57	5.00%
Investor C	(6.63)	4.07	3.07	0.88	0.88	4.63	4.63
Class K	(6.15)	5.13	N/A	2.12	N/A	5.96	N/A
Class R	(6.44)	4.56	N/A	1.48	N/A	5.28	N/A
MSCI All Country World Index ex-USA	(11.16)	(3.43)	N/A	0.79	N/A	4.38	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (12/01/19)	Ending Account Value (05/31/20)	Expenses Paid During the Period	(b)	Beginning Account Value (12/01/19)	Ending Account Value (05/31/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 938.00	$ 4.32		$ 1,000.00	$ 1,020.55	$ 4.50		0.89%
Investor A	1,000.00	936.60	5.52		1,000.00	1,019.30	5.76		1.14
Investor C	1,000.00	933.70	9.14		1,000.00	1,015.54	9.53		1.89
Class K	1,000.00	938.50	4.05		1,000.00	1,020.83	4.22		0.83
Class R	1,000.00	935.60	6.73		1,000.00	1,018.04	7.02		1.39

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent six-months divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six-month period shown).

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of May 31, 2020 (continued)	BlackRock International Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Unilever NV	6%
FANUC Corp.	6
PayPal Holdings, Inc.	5
Recruit Holdings Co. Ltd.	5
Burberry Group PLC	5
Sony Corp.	4
Volkswagen AG, Preference Shares	4
Cadence Design Systems, Inc.	4
Heineken NV	3
Schneider Electric SE	3

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
United States	21%
Japan	14
United Kingdom	13
France	7
Germany	7
China	6
Netherlands	5
Brazil	4
Canada	3
South Korea	3
Italy	3
Iceland	3
Switzerland	3
Spain	2
Sweden	2
Russia	2
Singapore	2
Portugal	1
Liabilities in Excess of Other Assets	(1)

(a)	Excludes short-term securities.

FUND SUMMARY	9

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 for BlackRock International Fund and June 8, 2016 for BlackRock Global Dividend Portfolio is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Class R Shares (available only in BlackRock International Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Class R Shares performance shown prior to the Class R Shares inception date of August 15, 2011 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class R Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to BlackRock International Fund’s contractual waiver, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on December 1, 2019 and held through May 31, 2020 are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

BlackRock International Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments May 31, 2020	BlackRock Global Dividend Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 2.7%
Ansell Ltd.	547,394	$12,846,228
Sonic Healthcare Ltd.	1,404,497	26,402,537

		39,248,765

Canada — 6.4%
Rogers Communications, Inc., Class B	958,778	40,179,751
TELUS Corp.	3,011,635	52,189,862

		92,369,613

Denmark — 1.7%
Novo Nordisk A/S, Class B	374,184	24,510,803

Finland — 1.8%
Kone Oyj, Class B	393,393	26,442,815

France — 3.6%
Sanofi	415,643	40,656,053
Schneider Electric SE	125,157	12,392,145

		53,048,198

Germany — 1.4%
Deutsche Post AG, Registered Shares	648,924	20,323,150

Netherlands — 4.1%
Heineken NV	355,192	32,520,299
Koninklijke Philips NV(a)	582,871	26,499,054

		59,019,353

Singapore — 2.1%
DBS Group Holdings Ltd.	1,316,600	18,214,492
United Overseas Bank Ltd.	931,800	12,905,881

		31,120,373

Sweden — 1.1%
Tele2 AB, B Shares	1,175,228	15,571,661

Switzerland — 7.5%
Cie Financiere Richemont SA, Registered Shares	189,311	11,127,650
Nestlé SA, Registered Shares	354,938	38,538,123
Novartis AG, Registered Shares	559,904	48,742,986
SGS SA, Registered Shares	4,448	10,494,101

		108,902,860

Taiwan — 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,126,000	10,946,155

United Kingdom — 16.4%
AstraZeneca PLC	150,921	16,254,093
BAE Systems PLC	4,467,746	27,574,052
British American Tobacco PLC	1,112,141	44,107,817
Diageo PLC	592,606	20,675,874
GlaxoSmithKline PLC	1,421,432	29,441,622
Reckitt Benckiser Group PLC	261,492	23,420,840
RELX PLC	966,548	22,305,944
Unilever PLC	1,013,852	54,437,148

		238,217,390

Security	Shares	Value

United States — 49.8%
AbbVie, Inc.	419,349	$38,861,072
Altria Group, Inc.	437,939	17,101,518
Amcor PLC, CDI	4,043,873	40,224,900
Carrier Global Corp.(a)	589,989	12,077,075
Cisco Systems, Inc.	500,637	23,940,461
Citizens Financial Group, Inc.	597,399	14,397,316
Coca-Cola Co.	1,060,782	49,517,304
Eaton Corp. PLC	65,863	5,591,769
Genuine Parts Co.	297,547	24,818,395
Hasbro, Inc.	527,445	38,772,482
Home Depot, Inc.	117,951	29,308,464
International Paper Co.	676,697	23,041,533
Johnson & Johnson	223,821	33,293,374
Lockheed Martin Corp.	114,220	44,367,617
M&T Bank Corp.	195,544	20,661,179
Medtronic PLC	430,136	42,402,807
Otis Worldwide Corp.	253,901	13,367,888
Paychex, Inc.	559,312	40,427,071
PepsiCo, Inc.	267,900	35,242,245
Pfizer, Inc.	980,251	37,435,786
Philip Morris International, Inc.	580,119	42,557,530
Procter & Gamble Co.	320,349	37,134,856
Raytheon Technologies Corp.	246,770	15,921,600
Texas Instruments, Inc.	180,507	21,433,401
US Bancorp	584,040	20,768,462

		722,666,105

Total Long-Term Investments — 99.3% (Cost: $1,200,437,901)		1,442,387,241

Short-Term Securities(b)(c)

Money Market Funds — 0.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%	7,003,555	7,003,555

Total Short-Term Securities — 0.5% (Cost: $7,003,555)		7,003,555

Total Investments — 99.8% (Cost: $1,207,441,456)		1,449,390,796

Other Assets Less Liabilities — 0.2%		2,722,879

Net Assets — 100.0%		$1,452,113,675

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (continued) May 31, 2020	BlackRock Global Dividend Portfolio

Affiliates

Investments in issuers considered to be an affiliate/affiliates of the Fund during the period ended May 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 07/31/19	Shares Purchased		Shares Sold	Shares Held at 05/31/20	Value at 05/31/20	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,644,283	4,359,272	(b)	—	7,003,555	$7,003,555	$74,822	$8		$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$39,248,765	$—	$39,248,765
Canada	92,369,613	—	—	92,369,613
Denmark	—	24,510,803	—	24,510,803
Finland	—	26,442,815	—	26,442,815
France	—	53,048,198	—	53,048,198
Germany	—	20,323,150	—	20,323,150
Netherlands	32,520,299	26,499,054	—	59,019,353
Singapore	—	31,120,373	—	31,120,373
Sweden	—	15,571,661	—	15,571,661
Switzerland	—	108,902,860	—	108,902,860
Taiwan	—	10,946,155	—	10,946,155
United Kingdom	22,305,944	215,911,446	—	238,217,390
United States	682,441,205	40,224,900	—	722,666,105
Short-Term Securities
Money Market Funds	7,003,555	—	—	7,003,555

	$836,640,616	$612,750,180	$—	$1,449,390,796

See notes to financial statements.

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments May 31, 2020	BlackRock International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 4.2%
Banco do Brasil SA	1,280,594	$7,297,728
Notre Dame Intermedica Participacoes SA	960,723	11,250,413
XP, Inc., Class A(a)(b)	270,144	8,201,572

		26,749,713

Canada — 3.1%
Rogers Communications, Inc., Class B	470,195	19,704,580

China — 5.7%
Ping An Insurance Group Co. of China Ltd., H Shares	2,026,500	20,054,502
Wuxi Biologics Cayman, Inc.(a)(c)	1,046,000	16,518,181

		36,572,683

France — 7.0%
Schneider Electric SE	202,679	20,067,816
Ubisoft Entertainment SA(a)	158,756	12,318,466
Worldline SA(a)(c)	164,847	12,377,753

		44,764,035

Germany — 6.8%
Knorr-Bremse AG	141,919	15,031,009
Volkswagen AG, Preference Shares	190,876	28,263,053

		43,294,062

Iceland — 2.7%
Marel HF	3,358,059	17,512,476

Italy — 2.8%
Intesa Sanpaolo SpA(a)	10,449,363	18,182,618

Japan — 14.5%
FANUC Corp.	198,800	35,525,280
Recruit Holdings Co. Ltd.	844,900	29,104,222
Sony Corp.	440,900	28,555,273

		93,184,775

Netherlands — 5.2%
Heineken NV	240,670	22,035,013
Koninklijke DSM NV	88,646	11,339,130

		33,374,143

Portugal — 0.9%
Banco Comercial Portugues SA, Class R	52,209,455	5,699,539

Russia — 2.0%
Sberbank of Russia PJSC, ADR	1,104,301	12,593,175

Singapore — 1.6%
Sea Ltd., ADR(a)(b)	127,298	10,158,380

South Korea — 3.0%
LG Chem Ltd.	59,881	18,979,808

Security	Shares	Value

Spain — 2.6%
Masmovil Ibercom SA(a)	789,027	$16,476,238

Sweden — 2.0%
Volvo AB, B Shares	921,243	13,145,564

Switzerland — 2.6%
Roche Holding AG	47,791	16,589,297

United Kingdom — 13.1%
Burberry Group PLC	1,552,614	28,992,505
Unilever NV	735,410	38,004,465
Vodafone Group PLC	10,245,716	16,849,010

		83,845,980

United States — 17.3%
Cadence Design Systems, Inc.	252,675	23,066,701
Marvell Technology Group Ltd.	483,604	15,775,163
Mondelez International, Inc., Class A	290,305	15,130,697
Otis Worldwide Corp.	236,242	12,438,141
PayPal Holdings, Inc.	218,004	33,792,800
Viavi Solutions, Inc.(a)	944,504	10,946,801

		111,150,303

Total Long-Term Investments — 97.1% (Cost: $572,280,728)		621,977,369

Short-Term Securities(d)(e)

Money Market Funds — 3.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%	10,663,842	10,663,842
SL Liquidity Series, LLC, Money Market Series, 0.63%(f)	14,464,383	14,478,848

Total Short-Term Securities — 3.9% (Cost: $25,135,570)		25,142,690

Total Investments — 101.0% (Cost: $597,416,298)		647,120,059

Liabilities in Excess of Other Assets — (1.0)%		(6,691,798)

Net Assets — 100.0%		$640,428,261

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) May 31, 2020	BlackRock International Fund

Affiliates

Investments in issuers considered to be an affiliate/affiliates of the Fund during the period ended May 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 10/31/19	Shares Purchased		Shares Sold	Shares Held at 05/31/20	Value at 05/31/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	10,663,842	(b)	—	10,663,842	$10,663,842	$114,281		$89	$—
SL Liquidity Series, LLC, Money Market Series	10,257,968	4,206,415	(b)	—	14,464,383	14,478,848	15,431	(c)	(8,316)	7,120

						$25,142,690	$129,712		$(8,227)	$7,120

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For the period ended May 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$(9,769)	$—	$—	$(9,769)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts
Average amounts purchased — in USD	$—	(a)
Average amounts sold — in USD	—	(a)

(a)	Derivative not held at quarter-end. The amounts shown in the Statements of Operations reflect the results of activity during the period.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Brazil	$26,749,713	$—	$—	$26,749,713
Canada	19,704,580	—	—	19,704,580
China	—	36,572,683	—	36,572,683
France	—	44,764,035	—	44,764,035
Germany	—	43,294,062	—	43,294,062
Iceland	—	17,512,476	—	17,512,476
Italy	—	18,182,618	—	18,182,618
Japan	—	93,184,775	—	93,184,775
Netherlands	22,035,013	11,339,130	—	33,374,143
Portugal	—	5,699,539	—	5,699,539
Russia	—	12,593,175	—	12,593,175
Singapore	10,158,380	—	—	10,158,380
South Korea	—	18,979,808	—	18,979,808
Spain	—	16,476,238	—	16,476,238
Sweden	—	13,145,564	—	13,145,564
Switzerland	—	16,589,297	—	16,589,297
United Kingdom	—	83,845,980	—	83,845,980
United States	111,150,303	—	—	111,150,303

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) May 31, 2020	BlackRock International Fund

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$10,663,842	$—	$—	$10,663,842

	$200,461,831	$432,179,380	$—	632,641,211

Investments Valued at NAV(a)				14,478,848

				$647,120,059

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	15

Statements of Assets and Liabilities

May 31, 2020

	BlackRock Global Dividend Portfolio	BlackRock International Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$1,442,387,241	$621,977,369
Investments at value — affiliated(b)	7,003,555	25,142,690
Foreign currency at value(c)	716,259	193,350
Receivables:
Investments sold	4,227,607	—
Securities lending income — affiliated	—	4,546
Capital shares sold	1,218,448	5,907,274
Dividends — affiliated	800	546
Dividends — unaffiliated	5,990,081	3,629,477
From the Manager	—	60,351
Prepaid expenses	79,449	71,968

Total assets	1,461,623,440	656,987,571

LIABILITIES
Cash collateral on securities loaned at value	—	14,478,914
Payables:
Investments purchased	5,496,641	—
Administration fees	71,705	—
Capital shares redeemed	2,519,165	1,176,826
Investment advisory fees	696,912	372,503
Directors’ and Officer’s fees	3,751	2,450
Other accrued expenses	495,826	418,587
Other affiliates	5,712	3,369
Service and distribution fees	220,053	106,661

Total liabilities	9,509,765	16,559,310

NET ASSETS	$1,452,113,675	$640,428,261

NET ASSETS CONSIST OF
Paid-in capital	$1,242,914,351	$622,934,015
Accumulated earnings	209,199,324	17,494,246

NET ASSETS	$1,452,113,675	$640,428,261

(a) Investments at cost — unaffiliated	$1,200,437,901	$572,280,728
(b) Securities loaned at value	$—	$14,542,375
(b) Investments at cost — affiliated	$7,003,555	$25,135,570
(c) Foreign currency at cost	$713,750	$203,764

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

May 31, 2020

	BlackRock Global Dividend Portfolio		BlackRock International Fund

NET ASSET VALUE

Institutional
Net assets		$835,194,130	$200,623,004

Shares outstanding		73,629,137	12,545,845

Net asset value		$11.34	$15.99

Shares authorized		Unlimited	100 million

Par value		$0.001	$0.0001

Investor A
Net assets		$378,290,753	$367,092,222

Shares outstanding		33,478,165	23,495,102

Net asset value		$11.30	$15.62

Shares authorized		Unlimited	100 million

Par value		$0.001	$0.0001

Investor C
Net assets		$172,130,594	$39,891,200

Shares outstanding		15,333,371	2,741,899

Net asset value		$11.23	$14.55

Shares authorized		Unlimited	100 million

Par value		$0.001	$0.0001

Class K
Net assets		$66,498,198	$27,572,252

Shares outstanding		5,853,398	1,724,000

Net asset value		$11.36	$15.99

Shares authorized		Unlimited	2 billion

Par value		$0.001	$0.0001

Class R
Net assets	$	N/A	$5,249,583

Shares outstanding		N/A	334,476

Net asset value	$	N/A	$15.69

Shares authorized		N/A	100 million

Par value	$	N/A	$0.0001

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statements of Operations

	BlackRock Global Dividend Portfolio		BlackRock International Fund
	Period from 08/01/19 to 05/31/20	Year Ended 07/31/19	Period from 11/01/19 to 05/31/20	Year Ended 10/31/19

INVESTMENT INCOME
Dividends — unaffiliated	$51,672,265	$74,404,882	$4,851,124	$14,072,965
Dividends — affiliated	74,822	126,890	114,281	429,604
Interest — unaffiliated	6	10	—	—
Securities lending income — affiliated — net	—	499	15,431	14,747
Foreign taxes withheld	(1,868,021)	(2,889,704)	(604,889)	(1,702,254)

Total investment income	49,879,072	71,642,577	4,375,947	12,815,062

EXPENSES
Investment advisory	8,266,994	11,946,383	2,718,684	4,072,960
Service and distribution — class specific	2,643,532	3,958,979	826,644	1,263,644
Transfer agent — class specific	1,036,091	1,440,436	781,917	1,177,597
Administration	566,500	816,889	—	—
Administration — class specific	285,749	417,977	—	—
Accounting services	110,431	152,977	47,950	75,139
Professional	94,485	61,321	56,397	61,323
Registration	81,984	121,194	81,335	100,067
Custodian	71,902	314,502	61,315	318,347
Printing	64,252	61,039	22,333	46,217
Directors and Officer	17,640	45,350	6,416	18,534
Offering	—	—	—	12,737
Board realignment and consolidation	—	59,965	—	14,554
Reorganization	—	—	—	17,250
Miscellaneous	7,343	59,384	38,905	17,129

Total expenses	13,246,903	19,456,396	4,641,896	7,195,498
Less:
Fees waived and/or reimbursed by the Manager	(6,624)	(3,943)	(22,195)	(191,367)
Transfer agent fees waived and/or reimbursed — class specific	—	—	(528,700)	(882,140)

Total expenses after fees waived and/or reimbursed	13,240,279	19,452,453	4,091,001	6,121,991

Net investment income	36,638,793	52,190,124	284,946	6,693,071

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(16,137,906)	110,530,966	(8,417,992)	(15,946,094)
Investments — affiliated	—	(209)	(8,316)	2,085
Capital gain distributions from investment companies — affiliated	8	—	89	—
Forward foreign currency exchange contracts	—	—	(9,769)	44,433
Foreign currency transactions	(334,600)	(261,521)	(69,609)	(117,270)

	(16,472,498)	110,269,236	(8,505,597)	(16,016,846)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(96,289,936)	(122,259,800)	(19,748,267)	81,231,766
Investments — affiliated	—	—	7,120	409
Foreign currency translations	145,632	(107,724)	59,923	57,550

	(96,144,304)	(122,367,524)	(19,681,224)	81,289,725

Net realized and unrealized gain (loss)	(112,616,802)	(12,098,288)	(28,186,821)	65,272,879

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(75,978,009)	$40,091,836	$(27,901,875)	$71,965,950

See notes to financial statements.

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Global Dividend Portfolio
	Period from
	08/01/19	Year Ended July 31,
	to 05/31/20	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$36,638,793	$52,190,124	$70,504,080
Net realized gain (loss)	(16,472,498)	110,269,236	126,258,744
Net change in unrealized appreciation (depreciation)	(96,144,304)	(122,367,524)	(73,629,828)

Net increase (decrease) in net assets resulting from operations	(75,978,009)	40,091,836	123,132,996

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(73,336,135)	(81,048,783)	(139,543,604)
Investor A	(30,478,970)	(26,919,751)	(36,770,188)
Investor C	(13,589,597)	(14,843,418)	(22,880,819)
Class K	(5,216,184)	(5,207,008)	(1,897,845)

Decrease in net assets resulting from distributions to shareholders	(122,620,886)	(128,018,960)	(201,092,456)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(212,555,401)	(584,088,599)	(321,741,094)

NET ASSETS
Total decrease in net assets	(411,154,296)	(672,015,723)	(399,700,554)
Beginning of period	1,863,267,971	2,535,283,694	2,934,984,248

End of period	$1,452,113,675	$1,863,267,971	$2,535,283,694

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	19

Statements of Changes in Net Assets  (continued)

	BlackRock International Fund
	Period from
	11/01/19	Year Ended October 31,
	to 05/31/20	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$284,946	$6,693,071	$8,503,813
Net realized gain (loss)	(8,505,597)	(16,016,846)	15,385,609
Net change in unrealized appreciation (depreciation)	(19,681,224)	81,289,725	(88,556,464)

Net increase (decrease) in net assets resulting from operations	(27,901,875)	71,965,950	(64,667,042)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(2,174,874)	(2,908,788)	(2,442,646)
Investor A	(3,829,227)	(4,101,774)	(3,503,879)
Investor C	(227,287)	(245,734)	—
Class K	(227,297)	(79,676)	—
Class R	(39,491)	(174,833)	(153,503)

Decrease in net assets resulting from distributions to shareholders	(6,498,176)	(7,510,805)	(6,100,028)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	26,450,511	49,994,632	6,641,038

NET ASSETS
Total increase (decrease) in net assets	(7,949,540)	114,449,777	(64,126,032)
Beginning of period	648,377,801	533,928,024	598,054,056

End of period	$640,428,261	$648,377,801	$533,928,024

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Dividend Portfolio
	Institutional
	Period from 08/01/19 to 05/31/20		Year Ended July 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$12.60		$12.94	$13.27	$12.43	$12.12	$12.25

Net investment income(a)	0.28		0.33	0.35	0.30	0.30	0.31
Net realized and unrealized gain (loss)	(0.65)		0.10	0.27	0.86	0.48	0.08

Net increase (decrease) from investment operations	(0.37)		0.43	0.62	1.16	0.78	0.39

Distributions(b)
From net investment income	(0.23)		(0.35)	(0.35)	(0.30)	(0.29)	(0.32)
From net realized gain	(0.66)		(0.42)	(0.60)	(0.02)	(0.18)	(0.20)

Total distributions	(0.89)		(0.77)	(0.95)	(0.32)	(0.47)	(0.52)

Net asset value, end of period	$11.34		$12.60	$12.94	$13.27	$12.43	$12.12

Total Return(c)
Based on net asset value	(3.40	)%(d)	3.75%	4.76%	9.53%	6.73%	3.38%

Ratios to Average Net Assets
Total expenses(e)	0.74	%(f)	0.74%	0.72%	0.74%	0.74%	0.75%

Total expenses after fees waived and/or reimbursed(e)	0.74	%(f)	0.74%	0.72%	0.73%	0.74%	0.74%

Net investment income(e)	2.75	%(f)	2.69%	2.64%	2.37%	2.56%	2.57%

Supplemental Data
Net assets, end of period (000)	$835,194		$1,089,388	$1,619,539	$1,969,274	$1,484,674	$1,313,697

Portfolio turnover rate	28%		20%	30%	18%	31%	34%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 08/01/19		Year Ended July 31,
	to 05/31/20		2019	2018	2017	2016	2015
Investments in underlying funds	—%		—%	—%	0.01%	0.01%	—%

(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Dividend Portfolio (continued)
	Investor A
	Period from 08/01/19		Year Ended July 31,
	to 05/31/20		2019	2018	2017	2016	2015

Net asset value, beginning of period	$12.55		$12.89	$13.23	$12.39	$12.08	$12.21

Net investment income(a)	0.25		0.30	0.31	0.26	0.27	0.28
Net realized and unrealized gain (loss)	(0.64)		0.10	0.27	0.86	0.47	0.08

Net increase (decrease) from investment operations	(0.39)		0.40	0.58	1.12	0.74	0.36

Distributions(b)
From net investment income	(0.20)		(0.32)	(0.32)	(0.26)	(0.25)	(0.29)
From net realized gain	(0.66)		(0.42)	(0.60)	(0.02)	(0.18)	(0.20)

Total distributions	(0.86)		(0.74)	(0.92)	(0.28)	(0.43)	(0.49)

Net asset value, end of period	$11.30		$12.55	$12.89	$13.23	$12.39	$12.08

Total Return(c)
Based on net asset value	(3.54	)%(d)	3.47%	4.42%	9.24%	6.47%	3.09%

Ratios to Average Net Assets
Total expenses(e)	1.00	%(f)	1.01%	0.99%	1.01%	1.02%	1.02%

Total expenses after fees waived and/or reimbursed(e)	1.00	%(f)	1.01%	0.99%	1.01%	1.01%	1.02%

Net investment income(e)	2.49	%(f)	2.45%	2.40%	2.06%	2.30%	2.32%

Supplemental Data
Net assets, end of period (000)	$378,291		$438,060	$492,173	$543,023	$672,554	$648,590

Portfolio turnover rate	28%		20%	30%	18%	31%	34%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d) Aggregate total return.
(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:
	Period from 08/01/19		Year Ended July 31,
	to 05/31/20		2019	2018	2017	2016	2015
Investments in underlying funds	—%		—%	—%	0.01%	0.01%	—%

(f)	Annualized.

See notes to financial statements.

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Dividend Portfolio (continued)

	Investor C
	Period from 08/01/19		Year Ended July 31,
	to 05/31/20		2019	2018	2017	2016	2015

Net asset value, beginning of period	$12.47		$12.81	$13.15	$12.32	$12.02	$12.15

Net investment income(a)	0.17		0.21	0.22	0.17	0.18	0.19
Net realized and unrealized gain (loss)	(0.62)		0.09	0.26	0.85	0.47	0.08

Net increase (decrease) from investment operations	(0.45)		0.30	0.48	1.02	0.65	0.27

Distributions(b)
From net investment income	(0.13)		(0.22)	(0.22)	(0.17)	(0.17)	(0.20)
From net realized gain	(0.66)		(0.42)	(0.60)	(0.02)	(0.18)	(0.20)

Total distributions	(0.79)		(0.64)	(0.82)	(0.19)	(0.35)	(0.40)

Net asset value, end of period	$11.23		$12.47	$12.81	$13.15	$12.32	$12.02

Total Return(c)
Based on net asset value	(4.10	)%(d)	2.69%	3.64%	8.39%	5.63%	2.32%

Ratios to Average Net Assets
Total expenses(e)	1.75	%(f)	1.76%	1.73%	1.76%	1.77%	1.77%

Total expenses after fees waived and/or reimbursed(e)	1.75	%(f)	1.76%	1.73%	1.76%	1.77%	1.77%

Net investment income(e)	1.75	%(f)	1.69%	1.65%	1.35%	1.54%	1.57%

Supplemental Data
Net assets, end of period (000)	$172,131		$256,960	$329,207	$386,971	$441,110	$417,176

Portfolio turnover rate	28%		20%	30%	18%	31%	34%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d) Aggregate total return.
(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:
	Period from 08/01/19		Year Ended July 31,
	to 05/31/20		2019	2018	2017	2016	2015
Investments in underlying funds	—%		—%	—%	0.01%	0.01%	—%

(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Dividend Portfolio (continued)

	Class K
	Period from 08/01/19		Year Ended July 31,			Period from 06/08/16	(a)
	to 05/31/20		2019	2018	2017	to 07/31/16

Net asset value, beginning of period	$12.62		$12.96	$13.28	$12.44	$12.13

Net investment income(b)	0.28		0.34	0.39	0.30	0.02
Net realized and unrealized gain (loss)	(0.65)		0.09	0.24	0.87	0.37

Net increase (decrease) from investment operations	(0.37)		0.43	0.63	1.17	0.39

Distributions(c)
From net investment income	(0.23)		(0.35)	(0.35)	(0.31)	(0.08)
From net realized gain	(0.66)		(0.42)	(0.60)	(0.02)	—

Total distributions	(0.89)		(0.77)	(0.95)	(0.33)	(0.08)

Net asset value, end of period	$11.36		$12.62	$12.96	$13.28	$12.44

Total Return(d)
Based on net asset value	(3.36	)%(e)	3.79%	4.81%	9.60%	3.24	%(e)

Ratios to Average Net Assets
Total expenses(f)	0.69	%(g)	0.70%	0.66%	0.67%	1.15	%(g)

Total expenses after fees waived and/or reimbursed(f)	0.69	%(g)	0.70%	0.66%	0.67%	1.14	%(g)

Net investment income(f)	2.83	%(g)	2.75%	3.08%	2.42%	2.25	%(g)

Supplemental Data
Net assets, end of period (000)	$66,498		$78,860	$94,364	$35,715	$205

Portfolio turnover rate	28%		20%	30%	18%	31	%(h)

(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Aggregate total return.
(f) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:
	Period from 08/01/19		Year Ended July 31,			Period from 06/08/16	(a)
	to 05/31/20		2019	2018	2017	to 07/31/16
Investments in underlying funds	—%		—%	—%	0.01%	0.01%

(g)	Annualized.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock International Fund

	Institutional
	Period from 11/01/19		Year Ended October 31,
	to 05/31/20		2019	2018	2017		2016		2015

Net asset value, beginning of period	$16.94		$15.18	$17.17	$14.03		$14.23		$15.03

Net investment income(a)	0.03		0.23	0.29	0.24		0.22		0.16
Net realized and unrealized gain (loss)	(0.78)		1.78	(2.03)	3.12		(0.33)		(0.64)

Net increase (decrease) from investment operations	(0.75)		2.01	(1.74)	3.36		(0.11)		(0.48)

Distributions from net investment income(b)	(0.20)		(0.25)	(0.25)	(0.22)		(0.09)		(0.32)

Net asset value, end of period	$15.99		$16.94	$15.18	$17.17		$14.03		$14.23

Total Return(c)
Based on net asset value	(4.53	)%(d)	13.57%	(10.33)%	24.36%		(0.76)%		(3.17)%

Ratios to Average Net Assets
Total expenses(e)	1.02	%(f)	1.04%	0.95%	1.10	%(g)(h)	1.26	%(g)(h)	1.25	%(g)(h)

Total expenses after fees waived and/or reimbursed(e)	0.89	%(f)	0.89%	0.91%	1.00	%(g)(h)	1.00	%(g)(h)	1.00	%(g)(h)

Net investment income(e)	0.31	%(f)	1.48%	1.68%	1.53	%(g)(h)	1.60	%(g)(h)	1.11	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$200,623		$186,318	$178,081	$166,510		$114,863		$130,327

Portfolio turnover rate	75%		114%	102%	101	%(i)	84	%(j)	112	%(j)

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 11/01/19		Year Ended October 31,
	to 05/31/20		2019	2018	2017		2016		2015
Investments in underlying funds	—%		0.01%	0.01%	0.01%		—%		—%

(f)	Annualized.
(g)	Includes the Fund’s share of the allocated net expenses and/or net investment income of BlackRock Master International Portfolio (the “Portfolio”), an affiliate of the Fund.
(h)	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(i)	Prior to February 27, 2017, the Fund invested all of its assets in the Portfolio. Portfolio turnover rate includes transactions from the Portfolio prior to February 27, 2017.
(j)	Portfolio turnover rate of the Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Fund (continued)

	Investor A
	Period from 11/01/19		Year Ended October 31,
	to 05/31/20		2019	2018	2017		2016		2015

Net asset value, beginning of period	$16.55		$14.84	$16.75	$13.71		$13.90		$14.68

Net investment income(a)	0.00		0.18	0.23	0.17		0.16		0.11
Net realized and unrealized gain (loss)	(0.76)		1.74	(1.96)	3.05		(0.31)		(0.62)

Net increase (decrease) from investment operations	(0.76)		1.92	(1.73)	3.22		(0.15)		(0.51)

Distributions from net investment income(b)	(0.17)		(0.21)	(0.18)	(0.18)		(0.04)		(0.27)

Net asset value, end of period	$15.62		$16.55	$14.84	$16.75		$13.71		$13.90

Total Return(c)
Based on net asset value	(4.70	)%(d)	13.24%	(10.48)%	23.77%		(1.10)%		(3.50)%

Ratios to Average Net Assets
Total expenses(e)	1.29	%(f)	1.34%	1.27%	1.45	%(g)(h)	1.64	%(g)(h)	1.59	%(g)(h)

Total expenses after fees waived and/or reimbursed(e)	1.14	%(f)	1.14%	1.19%	1.37	%(g)(h)	1.38	%(g)(h)	1.38	%(g)(h)

Net investment income(e)	0.05	%(f)	1.19%	1.38%	1.15	%(g)(h)	1.21	%(g)(h)	0.76	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$367,092		$381,389	$285,527	$336,934		$307,992		$285,442

Portfolio turnover rate	75%		114%	102%	101	%(i)	84	%(j)	112	%(j)

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 11/01/19		Year Ended October 31,
	to 05/31/20		2019	2018	2017		2016		2015
Investments in underlying funds	—%		0.01%	0.01%	0.01%		—%		—%

(f)	Annualized.
(g)	Includes the Fund’s share of the allocated net expenses and/or net investment income of BlackRock Master International Portfolio (the “Portfolio”), an affiliate of the Fund.
(h)	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(i)	Prior to February 27, 2017, the Fund invested all of its assets in the Portfolio. Portfolio turnover rate includes transactions from the Portfolio prior to February 27, 2017.
(j)	Portfolio turnover rate of the Portfolio.

See notes to financial statements.

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Fund (continued)

	Investor C
	Period from 11/01/19		Year Ended October 31,
	to 05/31/20		2019	2018	2017		2016		2015

Net asset value, beginning of period	$15.40		$13.77	$15.52	$12.67		$12.94		$13.68

Net investment income (loss)(a)	(0.07)		0.06	0.09	0.04		0.02		(0.03)
Net realized and unrealized gain (loss)	(0.71)		1.65	(1.84)	2.83		(0.29)		(0.58)

Net increase (decrease) from investment operations	(0.78)		1.71	(1.75)	2.87		(0.27)		(0.61)

Distributions from net investment income(b)	(0.07)		(0.08)	—	(0.02)		—		(0.13)

Net asset value, end of period	$14.55		$15.40	$13.77	$15.52		$12.67		$12.94

Total Return(c)
Based on net asset value	(5.12	)%(d)	12.49%	(11.28)%	22.69%		(2.09)%		(4.49)%

Ratios to Average Net Assets
Total expenses(e)	2.18	%(f)	2.25%	2.15%	2.35	%(g)(h)	2.54	%(g)(h)	2.45	%(g)(h)

Total expenses after fees waived and/or reimbursed(e)	1.89	%(f)	1.89%	2.00%	2.31	%(g)(h)	2.42	%(g)(h)	2.37	%(g)(h)

Net investment income (loss)(e)	(0.76	)%(f)	0.43%	0.54%	0.26	%(g)(h)	0.19	%(g)(h)	(0.24	)%(g)(h)

Supplemental Data
Net assets, end of period (000)	$39,891		$53,396	$50,344	$72,478		$110,527		$136,136

Portfolio turnover rate	75%		114%	102%	101	%(i)	84	%(j)	112	%(j)

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 11/01/19		Year Ended October 31,
	to 05/31/20		2019	2018	2017		2016		2015
Investments in underlying funds	—%		0.01%	0.01%	0.01%		—%		—%

(f)	Annualized.
(g)	Includes the Fund’s share of the allocated net expenses and/or net investment income of BlackRock Master International Portfolio (the “Portfolio”), an affiliate of the Fund.
(h)	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(i)	Prior to February 27, 2017, the Fund invested all of its assets in the Portfolio. Portfolio turnover rate includes transactions from the Portfolio prior to February 27, 2017.
(j)	Portfolio turnover rate of the Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Fund (continued)
	Class K
	Period from			Period from
	11/01/19		Year Ended	01/25/18	(a)
	to 05/31/20		October 31, 2019	to 10/31/18

Net asset value, beginning of period	$16.95		$15.20	$19.02

Net investment income(b)	0.04		0.25	0.27
Net realized and unrealized gain (loss)		(0.79)	1.77		(4.09)

Net increase (decrease) from investment operations		(0.75)	2.02		(3.82)

Distributions from net investment income(c)		(0.21)	(0.27)	—

Net asset value, end of period	$15.99		$16.95	$15.20

Total Return(d)
Based on net asset value	(4.54	)%(e)	13.61%	(20.08	)%(e)

Ratios to Average Net Assets
Total expenses(f)	0.85	%(g)	0.90%	0.83	%(g)

Total expenses after fees waived and/or reimbursed(f)	0.83	%(g)	0.84%	0.80	%(g)

Net investment income(f)	0.48	%(g)	1.58%	2.10	%(g)

Supplemental Data
Net assets, end of period (000)	$27,572		$16,983	$3,353

Portfolio turnover rate		75%	114%	102	%(h)

(a) Commencement of operations.

(b) Based on average shares outstanding.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from			Period from
	11/01/19		Year Ended	01/25/18	(a)
	to 05/31/20		October 31, 2019	to 10/31/18
Investments in underlying funds		—%	0.01%		0.01%

(g)	Annualized.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Fund (continued)
	Class R
	Period from 11/01/19		Year Ended October 31,
	to 05/31/20		2019	2018	2017		2016		2015

Net asset value, beginning of period	$16.56		$14.83	$16.73	$13.68		$13.88		$14.64

Net investment income (loss)(a)	(0.03)		0.14	0.19	0.13		0.12		0.06
Net realized and unrealized gain (loss)	(0.77)		1.76	(1.97)	3.05		(0.32)		(0.62)

Net increase (decrease) from investment operations	(0.80)		1.90	(1.78)	3.18		(0.20)		(0.56)

Distributions from net investment income(b)	(0.07)		(0.17)	(0.12)	(0.13)		—		(0.20)

Net asset value, end of period	$15.69		$16.56	$14.83	$16.73		$13.68		$13.88

Total Return(c)
Based on net asset value	(4.85	)%(d)	12.99%	(10.73)%	23.44%		(1.44)%		(3.81)%

Ratios to Average Net Assets
Total expenses(e)	1.54	%(f)	1.60%	1.51%	1.74	%(g)(h)	1.93	%(g)(h)	1.85	%(g)(h)

Total expenses after fees waived and/or reimbursed(e)	1.39	%(f)	1.39%	1.43%	1.66	%(g)(h)	1.70	%(g)(h)	1.70	%(g)(h)

Net investment income (loss)(e)	(0.33	)%(f)	0.94%	1.13%	0.87	%(g)(h)	0.90	%(g)(h)	0.42	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$5,250		$10,292	$16,624	$22,132		$20,819		$21,453

Portfolio turnover rate	75%		114%	102%	101	%(i)	84	%(j)	112	%(j)

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 11/01/19		Year Ended October 31,
	to 05/31/20		2019	2018	2017		2016		2015
Investments in underlying funds	—%		0.01%	0.01%	0.01%		—%		—%

(f)	Annualized.
(g)	Includes the Fund’s share of the allocated net expenses and/or net investment income of BlackRock Master International Portfolio (the “Portfolio”), an affiliate of the Fund.
(h)	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(i)	Prior to February 27, 2017, the Fund invested all of its assets in the Portfolio. Portfolio turnover rate includes transactions from the Portfolio prior to February 27, 2017.
(j)	Portfolio turnover rate of the Portfolio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds II (the “Trust”) and BlackRock Series, Inc. (the “Corporation”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Trust is organized as a Massachusetts business trust. The Corporation is organized as a Maryland corporation. BlackRock Global Dividend Portfolio and BlackRock International Fund (collectively, the “Funds” or individually, a “Fund”) are series of the Trust and the Corporation, respectively.

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Global Dividend Portfolio	Global Dividend Portfolio	Diversified
BlackRock International Fund	International Fund	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Trustees of the Trust and the Board of Directors of the Corporation are collectively referred to throughout this report as the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

On November 13, 2019, the Board approved a change in the fiscal year-end of Global Dividend Portfolio from July 31 to May 31 and of International Fund from October 31 to May 31, effective as of May 31, 2020.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: The Board, on behalf of International Fund and the Board of Directors of FDP Series, Inc. on behalf of FDP BlackRock International Fund (the “Target Fund”) approved the reorganization of the Target Fund into International Fund. As a result, International Fund acquired substantially all of the assets and assumed certain of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of International Fund.

Each shareholder of the Target Fund received shares of International Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on September 20, 2019, less the costs of the Target Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of shares of International Fund in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	International Fund’s Share Class	Shares of International Fund
Institutional	233,696	0.76748650	Institutional	179,359
Investor A	3,305,070	0.78190322	Investor A	2,584,245
Investor C	1,127,886	0.83801038	Investor C	945,180

The Target Fund’s net assets and composition of net assets on September 20, 2019, the valuation date of the reorganization were as follows:

Target Fund
Net assets	$58,493,422

Paid-in capital	$62,922,434
Accumulated losses	(4,429,012)

For financial reporting purposes, assets received and shares issued by International Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of International Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The net assets of International Fund before the reorganization were $544,136,728. The aggregate net assets of International Fund immediately after the reorganization amounted to $602,630,150. The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
FDP BlackRock International Fund	$58,671,668	$55,611,634

The purpose of the transaction was to combine the assets of the Target Fund with the assets of International Fund. The reorganization was a tax-free event and was effective on September 23, 2019.

Assuming the reorganization had been completed on November 1, 2018, the beginning of the fiscal reporting period of International Fund, the pro forma results of operations for the year ended October 31, 2019, are as follows:

•	Net investment income: $7,044,809

•	Net realized and change in unrealized gain on investments: $69,335,315

•	Net increase in net assets resulting from operations: $76,380,154

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in International Fund’s Statements of Operations since September 23, 2019.

Reorganization costs incurred by International Fund in connection with the reorganization were expensed by International Fund. The Manager reimbursed the Fund $17,250, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (continued)

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

International Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange- traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of May 31, 2020, certain investments of International Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of International Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount	(b)
International Fund
BNP Paribas Securities Corp.	$7,980,000	$(7,750,000)	$230,000
Citigroup Global Markets, Inc.	4,645,080	(4,645,080)	—
Credit Suisse Securities (USA) LLC	1,917,295	(1,917,295)	—

	$14,542,375	$(14,312,375)	$230,000

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of May 31, 2020. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

International Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of Global Dividend Portfolio, and the Corporation, on behalf of International Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, Global Dividend Portfolio pays the Manager a monthly fee, based on the average daily net assets that are attributable to the Fund’s direct investments in fixed-income and equity securities and instruments, including exchange-traded funds advised by the Manager or other investment advisers, other investments, and cash and cash equivalents (including money market funds, whether advised by the Manager or other investment advisers) and excludes investments in other BlackRock equity and/or fixed-income mutual funds. International Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets. The annual rates were as follows:

Investment Advisory Fees
Average Daily Net Assets	Global Dividend Portfolio
First $1 billion	0.600%
$1 billion — $2 billion	0.550
$2 billion — $3 billion	0.525
Greater than $3 billion	0.500

Investment Advisory Fees
Average Daily Net Assets	International Fund
Not exceeding $500 million	0.75%
In excess of $500 million	0.70

Service and Distribution Fees: The Trust, on behalf of Global Dividend Portfolio, and the Corporation, on behalf of International Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Global Dividend Portfolio		International Fund
Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees
Investor A	0.25%	—	0.25%	—
Investor C	0.25	0.75%	0.25	0.75%
Class R	N/A	N/A	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

The following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Global Dividend Portfolio		International Fund
Share Class	Period from 08/01/19 to 05/31/20	Year Ended 07/31/19	Period from 11/01/19 to 05/31/20	Year Ended 10/31/19
Investor A	$897,365	$1,125,392	$533,752	$755,740
Investor C	1,746,167	2,833,587	270,492	442,130
Class R	N/A	N/A	22,400	65,774

	$2,643,532	$3,958,979	$826,644	$1,263,644

Administration: The Trust, on behalf of Global Dividend Portfolio, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 million	0.0425%
$500 million — $1 billion	0.0400
$1 billion — $2 billion	0.0375
$2 billion — $4 billion	0.0350
$4 billion — $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The following table shows the class specific administration fees borne directly by each share class of each Fund:

	Global Dividend Portfolio
Share Class	Period from 08/01/19 to 05/31/20	Year Ended 07/31/19
Institutional	$166,936	$254,431
Investor A	71,721	90,201
Investor C	34,921	56,766
Class K	12,171	16,579

	$285,749	$417,977

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. The Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Global Dividend Portfolio		International Fund
Share Class	Period from 08/01/19 to 05/31/20	Year Ended 07/31/19	Period from 11/01/19 to 05/31/20	Year Ended 10/31/19
Institutional	$9,506	$37,488	$19	$31
Investor A	—	7	—	—

	$9,506	$37,495	$19	$31

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. Each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Global Dividend Portfolio		International Fund
Share Class	Period from 08/01/19 to 05/31/20	Year Ended 07/31/19	Period from 11/01/19 to 05/31/20	Year Ended 10/31/19
Institutional	$1,221	$3,242	$2,591	$2,376
Investor A	5,273	11,069	3,718	3,539
Investor C	2,181	4,979	715	1,105
Class K	89	249	28	—
Class R	N/A	N/A	65	97

	$8,764	$19,539	$7,117	$7,117

The following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Global Dividend Portfolio		International Fund
Share Class	Period from 08/01/19 to 05/31/20	Year Ended 07/31/19	Period from 11/01/19 to 05/31/20	Year Ended 10/31/19
Institutional	$592,824	$806,349	$211,075	$298,692
Investor A	292,356	381,262	462,019	675,135
Investor C	141,208	233,753	96,340	170,810
Class K	9,703	19,072	3,108	2,158
Class R	N/A	N/A	9,375	30,802

	$1,036,091	$1,440,436	$781,917	$1,177,597

Other Fees: Affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	Global Dividend Portfolio		International Fund
	Period from 08/01/19 to 05/31/20	Year Ended 07/31/19	Period from 11/01/19 to 05/31/20	Year Ended 10/31/19
Other fees	$11,297	$17,410	$9,742	$14,104

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

Affiliates received CDSCs as follows:

	Global Dividend Portfolio		International Fund
Share Class	Period from 08/01/19 to 05/30/20	Year Ended 07/31/19	Period from 11/01/19 to 05/31/20	Year Ended 10/31/19
Investor A	$8,122	$12,249	$3,137	$1,505
Investor C	4,317	10,305	470	635

	$12,439	$22,554	$3,607	$2,140

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through November 30, 2020 for Global Dividend Portfolio and through February 28, 2021 for International Fund. The contractual agreements may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Trust or the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of each Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to November 27, 2019 and February 28, 2020, this waiver was voluntary for Global Dividend Portfolio and International Fund, respectively. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the period ended May 31, 2020, the amounts waived were as follows:

	Global Dividend Portfolio		International Fund
	Period from 08/01/19 to 05/31/20	Year Ended 07/31/19	Period from 11/01/19 to 05/31/20	Year Ended 10/31/19
Amounts waived	$6,624	$3,943	$7,487	$14,045

With respect to Global Dividend Portfolio, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income exchange-traded funds that have a contractual management fee through November 30, 2020. With respect to International Fund, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through February 28, 2021. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the period ended May 31, 2020, and the years ended July 31, 2019 and October 31, 2019 for Global Dividend Portfolio and International Fund, respectively, there were no fees waived and/or reimbursed by the Manager pursuant to these arrangements.

International Fund has incurred expenses in connection with the realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse International Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended October 31, 2019, the amount reimbursed was $14,554.

With respect to International Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Class K	Class R
0.89%	1.14%	1.89%	0.84%	1.39%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through February 28, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of International Fund. For the period ended May 31, 2020 and the year ended October 31, 2019, the Manager waived and/or reimbursed $14,708 and $145,518, respectively, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

For the period ended May 31, 2020 and the year ended October 31, 2019, International Fund reimbursed the Manager $6,063 and $8,292, respectively, for certain accounting services, which is included in accounting services in the Statements of Operations.

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations. For the period ended May 31, 2020, class specific expense waivers and/or reimbursements are as follows:

	Transfer Agent Fees Waived and/or Reimbursed
	International Fund
Share Class	Period from 11/01/19 to 05/31/20	Year Ended 10/31/19
Institutional	$132,489	$201,802
Investor A	311,104	510,382
Investor C	77,091	144,542
Class K	1,783	2,098
Class R	6,233	23,316

	$528,700	$882,140

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the period ended May 31, 2020, and the years ended July 31, 2019 and October 31, 2019 for Global Dividend Portfolio and International Fund, respectively, each Fund paid BIM the following amounts for securities lending agent services:

	Global Dividend Portfolio		International Fund
	Period from 08/01/19 to 05/31/20	Year Ended 07/31/19	Period from 11/01/19 to 05/31/20	Year Ended 10/31/19
Amounts	$—	$88	$3,282	$3,036

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended May 31, 2020, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Trust and the Corporation are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the period ended May 31, 2020, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales
Global Dividend Portfolio	$481,509,483	$779,867,222
International Fund	465,646,882	458,942,243

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for the period ended May 31, 2020 and each of the four years ended July 31, 2019 for Global Dividend, and October 31, 2019 for International Fund. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of May 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

	Period		Global Dividend Portfolio	International Fund
Ordinary income	05/31/20		$29,054,113	$6,498,176
	10/31/19		—	7,510,805
	10/31/18		—	6,100,028
	07/31/19		53,683,296	—
	07/31/18		80,226,508	—
Long-term capital gains	05/31/20		93,566,773	—
	07/31/19	(a)	82,889,962	—
	07/31/18		120,865,948	—

Total	05/31/20		$122,620,886	$6,498,176

	10/31/19		—	7,510,805

	10/31/18		—	6,100,028

	07/31/19		$136,573,258	$—

	07/31/18		$201,092,456	$—

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of period end, the tax components of accumulated earnings were as follows:

	Global Dividend Portfolio	International Fund
Undistributed ordinary income	$7,941,831	$103,777
Non-expiring capital loss carryforwards(a)	—	(30,996,078)
Net unrealized gains(b)	225,221,224	48,386,547
Qualified late-year losses(c)	(23,963,731)	—

	$209,199,324	$17,494,246

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts and the timing and recognition of partnership income.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of May 31, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

	Global Dividend Portfolio	International Fund
Tax cost	$1,224,120,222	$598,745,395

Gross unrealized appreciation	$253,956,908	$87,702,705
Gross unrealized depreciation	(28,686,334)	(39,328,041)

Net unrealized appreciation (depreciation)	$225,270,574	$48,374,664

9.	BANK BORROWINGS

The Trust and the Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the period ended May 31, 2020, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

Concentration Risk: Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (continued)

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

International Fund invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Period from 08/01/19 to 05/31/20		Year Ended 07/31/19		Year Ended 07/31/18
Fund Name/Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts
Global Dividend Portfolio
Institutional
Shares sold	11,195,885	$131,538,268	16,005,621	$195,296,553	33,507,458	$444,511,559
Shares issued in reinvestment of distributions	4,474,221	54,519,568	5,009,830	60,296,624	8,032,542	105,631,758
Shares redeemed	(28,509,118)	(320,881,844)	(59,726,888)	(723,183,555)	(64,724,515)	(844,992,193)

	(12,839,012)	$(134,824,008)	(38,711,437)	$(467,590,378)	(23,184,515)	$(294,848,876)

Investor A
Shares sold and automatic conversion of shares	5,788,071	$69,463,265	5,886,086	$70,889,347	6,323,653	$83,310,966
Shares issued in reinvestment of distributions	2,338,288	28,406,551	2,090,864	25,131,221	2,574,210	33,711,953
Shares redeemed	(9,541,314)	(109,854,690)	(11,251,806)	(136,675,759)	(11,768,604)	(153,548,276)

	(1,414,955)	$(11,984,874)	(3,274,856)	$(40,655,191)	(2,870,741)	$(36,525,357)

Investor C
Shares sold	553,049	$6,549,072	1,939,848	$22,386,167	2,291,189	$30,219,789
Shares issued in reinvestment of distributions	1,006,996	12,228,647	1,141,368	13,590,708	1,572,719	20,499,362
Shares redeemed and automatic conversion of shares	(6,825,030)	(79,876,561)	(8,174,208)	(99,026,904)	(7,597,847)	(98,267,175)

	(5,264,985)	$(61,098,842)	(5,092,992)	$(63,050,029)	(3,733,939)	$(47,548,024)

Class K
Shares sold	1,050,864	$12,491,956	1,059,435	$13,162,233	8,322,997	$107,379,332
Shares issued in reinvestment of distributions	427,171	5,202,602	429,950	5,193,828	147,192	1,882,089
Shares redeemed	(1,875,718)	(22,342,235)	(2,521,969)	(31,149,062)	(3,875,919)	(52,080,258)

	(397,683)	$(4,647,677)	(1,032,584)	$(12,793,001)	4,594,270	$57,181,163

	(19,916,635)	$(212,555,401)	(48,111,869)	$(584,088,599)	(25,194,925)	$(321,741,094)

	Period from 11/01/19 to 05/31/20		Year Ended 10/31/19		Year Ended 10/31/18
	Shares	Amounts	Shares	Amounts	Shares	Amounts
International Fund
Institutional
Shares sold	3,582,833	$56,403,563	3,428,871	$53,657,180	5,816,304	$100,772,303
Shares issued in reinvestment of distributions	112,012	1,947,890	182,335	2,585,515	121,921	2,103,139
Shares issued in reorganization	—	—	179,359	2,943,243	—	—
Shares redeemed	(2,145,294)	(33,293,477)	(4,522,463)	(71,324,968)	(3,909,818)	(65,830,081)

	1,549,551	$25,057,976	(731,898)	$(12,139,030)	2,028,407	$37,045,361

40	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Period from 11/01/19 to 05/31/20		Year Ended 10/31/19		Year Ended 10/31/18
Fund Name/Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts
International Fund (continued)
Investor A
Shares sold and automatic conversion of shares	3,869,611	$57,908,272	7,234,968	$112,789,246	4,395,175	$74,030,212
Shares issued in reinvestment of distributions	209,933	3,570,956	277,599	3,853,116	193,436	3,269,082
Shares issued in reorganization	—	—	2,584,245	41,440,955	—	—
Shares redeemed	(3,624,655)	(56,619,291)	(6,301,833)	(98,462,576)	(5,452,910)	(92,218,258)

	454,889	$4,859,937	3,794,979	$59,620,741	(864,299)	$(14,918,964)

Investor C
Shares sold	109,605	$1,604,702	288,485	$4,007,831	539,288	$8,614,015
Shares issued in reinvestment of distributions	12,984	206,457	17,684	229,888	—	—
Shares issued in reorganization	—	—	945,180	14,109,224	—	—
Shares redeemed and automatic conversion of shares	(848,854)	(12,306,657)	(1,438,768)	(20,471,037)	(1,554,514)	(24,486,427)

	(726,265)	$(10,495,498)	(187,419)	$(2,124,094)	(1,015,226)	$(15,872,412)

Class K
Shares sold	966,062	$15,284,734	896,698	$14,069,355	237,550	$3,969,485	(a)
Shares issued in reinvestment of distributions	12,946	225,123	5,425	76,874	—	—
Shares redeemed	(257,052)	(3,938,005)	(120,737)	(1,907,460)	(16,892)	(281,234	)(a)

	721,956	$11,571,852	781,386	$12,238,769	220,658	$3,688,251

Class R
Shares sold	47,717	$729,691	117,846	$1,787,142	259,764	$4,436,716
Shares issued in reinvestment of distributions	2,308	39,491	12,560	174,833	9,072	153,502
Shares redeemed	(337,015)	(5,312,938)	(629,936)	(9,563,729)	(470,563)	(7,891,416)

	(286,990)	$(4,543,756)	(499,530)	$(7,601,754)	(201,727)	$(3,301,198)

	1,713,141	$26,450,511	3,157,518	$49,994,632	167,813	$6,641,038

(a)	For the period from January 25, 2018 (commencement of operations) to October 31, 2018.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	41

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Global Dividend Portfolio and the Board of Trustees of BlackRock Funds II and to the Shareholders of BlackRock International Fund and the Board of Trustees of BlackRock Series, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Global Dividend Portfolio of BlackRock Funds II and BlackRock International Fund of BlackRock Series, Inc. (the “Funds”), including the schedules of investments, as of May 31, 2020, the related statements of operations, statements of changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2020, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
BlackRock Global Dividend Portfolio	For the period from August 1, 2019 through May 31, 2020
BlackRock International Fund	For the period from November 1, 2019 through May 31, 2020		For the period from November 1, 2019 through May 31, 2020 and for each of the two years in the period ended October 31, 2016

The statement of operations for the year ended July 31, 2019, the statements of changes in net assets for each of the two years in the period ended July 31, 2019, and the financial highlights for each of the five years in the period ended July 31, 2019 of BlackRock Global Dividend Portfolio were audited by other auditors whose report dated September 24, 2019, expressed an unqualified opinion on those financial statements and financial highlights. The statement of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, and the financial highlights for each of the three years in the period ended October 31, 2019 of BlackRock International Fund were audited by other auditors whose report dated December 20, 2019, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

42	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the period ended May 31, 2020 that qualified for the dividends-received deduction were as follows:

Fund Name	Dividends-Received Deduction
Global Dividend Portfolio	63.82%
International Fund	3.12

The following maximum amounts are hereby designated as qualified dividend income for individuals for the period ended May 31, 2020:

Fund Name	Qualified Dividend Income
Global Dividend Portfolio	$46,449,486
International Fund	17,719,303

For the period ended May 31, 2020, the Funds earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid
Global Dividend Portfolio	$20,916,660	$1,145,740
International Fund	18,018,577	2,145,858

The following distribution amounts are hereby designated for the period ended May 31, 2020:

Fund Name	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends
Global Dividend Portfolio	$40,829	$93,566,773

IMPORTANT TAX INFORMATION	43

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Trustees of BlackRock Funds II (the “Trust”) met on April 7, 2020 and May 11-13, 2020 to consider the approval of the investment advisory agreement (the “Trust Advisory Agreement”) between the Trust, on behalf of BlackRock Global Dividend Portfolio (“Global Dividend Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), its investment advisor. The Board of Trustees of the Trust also considered the approval of the sub-advisory agreement (the “Trust Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to Global Dividend Fund.

The Board of Directors of BlackRock Series, Inc. (the “Corporation”) met on April 7, 2020 and May 11-13, 2020 to consider the approval of the investment advisory agreement (the “Corporation Advisory Agreement”) between the Corporation, on behalf of BlackRock International Fund (“International Fund”), a series of the Corporation, and the Manager, its investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Corporation Sub-Advisory Agreement”) between the Manager and the Sub-Advisor with respect to International Fund.

Global Dividend Fund and International Fund are referred to herein individually as a “Fund” or collectively as the “Funds.” The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Trust Advisory Agreement, the Trust Sub-Advisory Agreement, the Corporation Advisory Agreement and the Corporation Sub-Advisory Agreement are referred to herein individually as an “Agreement” or collectively as the “Agreements.” For simplicity: (a) the Board of Trustees of the Trust and the Board of Directors of the Corporation are referred to herein individually as the “Board” and collectively as the “Boards” and the members are referred to as “Board Members”; and (b) the meetings held on April 7, 2020 are referred to as the “April Meeting” and the meetings held on May 11-13, 2020 are referred to as the “May Meeting.”

Activities and Composition of the Boards

On the date of the May Meeting, each Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Trust or the Corporation, as applicable, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and the Corporation, as applicable, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, each Board considers the continuation of the pertinent Agreement(s) on an annual basis. The Boards have four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Boards also have a fifth one-day meeting to consider specific information surrounding the renewal of the pertinent Agreement(s), each Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the pertinent Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the pertinent Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Boards, acting directly and through their committees, consider information that is relevant to their annual consideration of the renewal of the pertinent Agreement(s), including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Boards in response to specific questions from the Boards. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Boards considered, with respect to each Fund, as pertinent, were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and the Trust’s and the Corporation’s adherence to applicable compliance policies and procedures, as applicable; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s and the Corporation’s valuation and liquidity procedures, as applicable; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the pertinent Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist their deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the fees and expenses of each Fund as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the pertinent Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a

44	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Boards as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, each Board reviewed materials relating to its consideration of the pertinent Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, each Board concluded, with respect to the pertinent Fund, its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of the portfolio holdings of the pertinent Fund. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the applicable Fund. Throughout the year, each Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by the applicable Fund’s portfolio management team discussing the Fund’s performance, investment objective, strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the applicable Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to the applicable Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Boards considered the nature and quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Fund’s Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of the applicable Fund. In preparation for the April Meeting, the Boards were provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of the pertinent Fund as compared to its Performance Peers. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the pertinent Fund throughout the year.

In evaluating performance, the Boards focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objective and strategies). Further, the Boards recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board of the Corporation, with respect to International Fund, noted that for the one-, three- and five-year periods reported, the Fund ranked in the first, first and second quartiles, respectively, against its Performance Peers.

The Board of the Trust, with respect to Global Dividend Fund, noted that for each of the one-, three- and five-year periods reported, the Fund ranked in the second quartile against its Performance Peers.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS	45

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed the applicable Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared the applicable Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s estimated profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Boards reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Boards thus recognized that calculating and comparing profitability at the individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the pertinent Agreement(s) and to continue to provide the high quality of services that is expected by the Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board of the Trust, with respect to Global Dividend Fund, noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Fund’s Expense Peers.

The Board of the Corporation, with respect to International Fund, noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the International Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Boards each noted that the pertinent Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the pertinent Fund increases above certain contractually specified levels. The Boards noted that if the size of the pertinent Fund were to decrease, the Fund could lose the benefit of one or more breakpoints.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the pertinent Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, each Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. Each Board also considered the extent to which the applicable Fund benefits from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. Each Board considered the applicable Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the applicable Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with their consideration of the pertinent Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of the Trust, including the Independent Board Members, unanimously approved the continuation of the Trust Advisory Agreement between the Manager and the Trust, on behalf of Global Dividend Fund, for a one-year term ending June 30, 2021, and the Trust Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to Global Dividend Fund for a one-year term ending June 30, 2021.

46	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements   (continued)

The Board of the Corporation, including the Independent Board Members, unanimously approved the continuation of the Corporation Advisory Agreement between the Manager and the Corporation, on behalf of International Fund, for a one-year term ending June 30, 2021, and the Corporation Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to International Fund for a one-year term ending June 30, 2021.

Based upon their evaluation of all of the aforementioned factors in their totality, as well as other information, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund, as pertinent, and its shareholders. In arriving at its decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENTS	47

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Director (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	36 RICs consisting of 153 Portfolios	None
Bruce R. Bond 1946	Director (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	36 RICs consisting of 153 Portfolios	None
Susan J. Carter 1956	Director (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019.	36 RICs consisting of 153 Portfolios	None
Collette Chilton 1958	Director (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	36 RICs consisting of 153 Portfolios	None
Neil A. Cotty 1954	Director (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	36 RICs consisting of 153 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2016)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	36 RICs consisting of 153 Portfolios	None
Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	36 RICs consisting of 153 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)

48	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information   (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Cynthia A. Montgomery 1952	Director (Since 2007)	Professor, Harvard Business School since 1989.	36 RICs consisting of 153 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Director (Since 2015)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015;Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	36 RICs consisting of 153 Portfolios	None
Joseph P. Platt 1947	Director (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	36 RICs consisting of 153 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Director (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic WealthInvestment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	36 RICs consisting of 153 Portfolios	None
Claire A. Walton 1957	Director (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	36 RICs consisting of 153 Portfolios	None

DIRECTOR AND OFFICER INFORMATION	49

Director and Officer Information  (continued)

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 264 Portfolios	None
John M. Perlowski(e) 1964	Director (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 265 Portfolios	None

(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) With respect to Global Dividend, each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. With respect to International Fund, Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. With respect to both Funds, the Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation and the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

50	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust/Corporation serve at the pleasure of the Board.

Further information about the Trust’s/Corporation’s Officers and Directors is available in each Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2019, Robert M. Hernandez retired as Director of the Trust/Corporation.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodians

The Bank of New York Mellon (a)

New York, NY 10286

Brown Brothers Harriman & Co. (b)

Boston, MA 02109

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/Corporation

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock Global Dividend Portfolio
(b)	For BlackRock International Fund

DIRECTOR AND OFFICER INFORMATION	51

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

52	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	53

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

CDI	CREST Depository Interest

54	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com     |     800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GE2-5/20-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Pricewaterhouse Coopers (“PwC”) and Deloitte & Touche (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End
BlackRock International Fund of BlackRock Series, Inc.	$22,000	$23,200	$2,000	$0	$14,900	$0	$0	$0

The following table presents fees billed by PwC that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End[3]	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3The registrant changed its fiscal year end from October 31 to May 31 effective May 31, 2020 whereby this fiscal year consists of the seven months ended May 31, 2020.

4 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End[1]	Previous Fiscal Year End
BlackRock International Fund of BlackRock Series, Inc.	$16,900	$0
[1]	The registrant changed its fiscal year end from October 31 to May 31 effective May 31, 2020 whereby this fiscal year consists of the seven months ended May 31, 2020.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous

Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock International Fund of BlackRock Series, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock International Fund of BlackRock Series, Inc.

Date:	August 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock International Fund of BlackRock Series, Inc.

Date:	August 4, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock International Fund of BlackRock Series, Inc.

Date:	August 4, 2020